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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2003

CUBIST PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21379 (Commission File Number)	22-3192085 (IRS Employer Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (781) 860-8660

Item 7. Financial Statements and Exhibits.

  c) Exhibits.

99.1	Press Release dated May 7, 2003
99.2	Transcript of May 7, 2003 conference call

Item 9. Regulation FD Disclosure.

        The following information is furnished pursuant to Item 9. "Regulation FD Disclosure" and Item 12. "Results of Operations & Financial Condition" in accordance with SEC Release No. 33-8216.

        On May 7, 2003, the Registrant issued a press release reporting its results for the first quarter ended March 31, 2003. The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

        On May 7, 2003, the Registrant conducted a telephone conference. The conference call transcript has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.2.

        The attached press release and transcript shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.
	By:	/s/ DAVID W.J. MCGIRR David W.J. McGirr Senior Vice President and Chief Financial Officer
Dated: May 7, 2003

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES